UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2011

DIVALL INSURED INCOME PROPERTIES 2, L.P.

(Exact name of registrant as specified in its charter)

Wisconsin	000-17686	39-1606834
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1100 Main Street, Suite 1830

Kansas City, MO 64105

(Address of principal executive offices)

816-421-7774

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

The information provided in Item 8.01 of this current report on Form 8-K is incorporated herein by reference.

The information being furnished pursuant to Item 8.01 in this current report on Form 8-K and the information contained in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) or otherwise subject to the liabilities of that section. Such information may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933 if such subsequent filing specifically references this current report on Form 8-K. In addition, the furnishing of information in this current report on Form 8-K is not intended to, and does not, constitute a determination or admission by the Partnership that the information is material or complete.

Item 8.01. Other Events

On April 18, 2011, DiVall Insured Income Properties 2, L.P. (the “Partnership”) received an unsolicited mini-tender offer from Peachtree Partners (“Peachtree”) to purchase units of the Partnership (the “Units”) from limited partners of the Partnership (the “Limited Partners”) at a price of $225.00 per Unit, less transfer fees of $100 per investor and less any distributions paid after April 11, 2011. The Partnership expresses no opinion and is remaining neutral towards Peachtree’s tender offer. The Partnership has drafted a letter to the Limited Partners dated April 20, 2011 providing further information regarding the tender offer by Peachtree.

A copy of the letter to the Limited Partners dated April 20, 2011 is attached to this current report on Form 8-K as Exhibit 99.1, which is incorporated herein by this reference.

A copy of the letter to the Limited Partners is also posted on the Partnership’s website, which can be accessed at http://www.divallproperties.com/newsletter.php.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Letter to Limited Partners.

Forward-Looking Statements

This current report on Form 8-K and the information contained in Exhibit 99.1 incorporated herein may contain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements describing the objectives, projections, estimates or future predictions of the Partnership’s operations. These statements may be identified by the use of forward-looking terminology such as “anticipates,” “believes,” “could,” “estimate,” “expect,” “will,” or other variations on these terms. The Partnership cautions that by their nature forward-looking statements involve risk or uncertainty and that actual results may differ materially from those expressed in any forward-looking statements as a result of such risks and uncertainties, including but not limited to: future economic and market conditions; changes in the commercial real estate markets, and uncertainties related to tenant operations.

All forward-looking statements contained in Exhibit 99.1 incorporated herein are expressly qualified in their entirety by this cautionary notice. The reader should not place undue reliance on such forward-looking statements, since the statements speak only as of the date that they are made and the Partnership has no obligation and does not undertake any obligation to publicly update, revise or correct any forward-looking statement for any reason.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DiVall Insured Income Properties 2, L.P.

	By:	The Provo Group, Inc., General Partner

Date: April 20, 2011	By:	/s/ Bruce A. Provo
Bruce A. Provo, President, Chief Executive Officer and Chief Financial Officer

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